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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 25, 1996
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                               1st Bergen Bancorp
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             (Exact name of registrant as specified in its charter)

        New Jersey                    0-27686                  22-3409845
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(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)             File Number)           Identification No.)


  250 Valley Boulevard, Wood-Ridge, New Jersey                   07075
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   (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (201) 939-3400
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Item 5.  Other.
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     The Registrant issued a press release on July 25, 1996 announcing its third fiscal quarter 1996 earnings.

Item 7.  Exhibits.
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     The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.                       Description
- -----------                       -----------

99 Press Release dated July 25, 1996 announcing the Registrant's third fiscal quarter 1996 earnings.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, 1st Bergen Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   1ST BERGEN BANCORP
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                                                     (Registrant)



Dated:  July 29, 1996                              By: /s/ Albert E. Gossweiler
                                                       ------------------------
                                                   Albert E. Gossweiler,
                                                   Executive Vice President and
                                                   Chief Financial Officer



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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K


Exhibit No.           Description                                       Page No.
- -----------           -----------                                       --------
  99                  Press Release dated July                             5
                      25, 1996 announcing the
                      Registrant's third fiscal
                      quarter 1996 earnings.






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